UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  March 26, 2019

Federal Home Loan Bank of Pittsburgh

(Exact name of registrant as specified in its charter)

Federally Chartered Corporation	000-51395	25-6001324
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

601 Grant Street, Pittsburgh, Pennsylvania		15219
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: 412-288-3400

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective April 1, 2019, the Board of Directors (“Board”) of the Federal Home Loan Bank of Pittsburgh (“Bank”) elected Angel L. Helm, retired Managing Director of Wells Fargo Securities and current Interim CEO of Olivet Boys and Girls Club, and Cheryl L. Johnson, Vice Chancellor of Human Resources at the University of Pittsburgh, to fill its vacant Independent Director positions.  Ms. Helm was elected, in accordance with the rules of the Federal Housing Finance Agency, to serve the remainder of former Independent Director John K. Darr’s term which expires on December 31, 2019. Ms. Johnson was elected, in accordance with the rules of the Federal Housing Finance Agency, to serve the remainder of former Independent Director Teresa Bryce Bazemore’s term which expires on December 31, 2020.

Ms. Helm will serve as a member of the Audit; Enterprise Risk Management; and Finance Committees of the Board.  Ms. Johnson will serve as a member of the Affordable Housing, Products & Services; Enterprise Risk Management; and Human Resources & Office of Minority and Women Inclusion Committees of the Board.

Ms. Helm and Ms. Johnson will each be compensated in accordance with the Bank’s 2019 Directors’ Compensation Policy described in the Bank’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018 filed with the Securities and Exchange Commission on March 11, 2019.

Item 7.01 Regulation FD Disclosure.

Attached as Exhibit 99.1 to this Current Report on Form 8-K is a copy of the Bank’s press release regarding each of Ms. Helm’s and Ms. Johnson’s elections to the Board.  The information being furnished pursuant to Item 7.01 of this Current Report on Form 8-K and the information contained in Exhibit 99.1 shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibits 99.1 is furnished herewith.

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release, dated March 29, 2019, issued by the Bank

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Federal Home Loan Bank of Pittsburgh

March 29, 2019	By:	/s/ Dana A. Yealy
Dana A. Yealy
Managing Director, General Counsel and Corporate Secretary